UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2013

SANGAMO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30171	68-0359556
(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd.	Richmond, California 94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In a Current Report on Form 8-K (the “Form 8-K”) filed on October 7, 2013, Sangamo BioSciences, Inc. (the “Company”) disclosed that it had completed its acquisition of Ceregene, Inc. (“Ceregene”) pursuant to the Agreement and Plan of Merger dated August 23, 2013 by and among the Company and its wholly-owned subsidiary, CG Acquisition Sub, Inc., Ceregene and a stockholders’ representative of Ceregene (the “Acquisition”). This Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b), respectively, which financial statements and information were not included in the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Ceregene for the years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Unaudited condensed interim financial statements of Ceregene for the six month periods ended June 30, 2013 and 2012 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed financial information for the Company, after giving effect to the Acquisition and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Audited Financial Statements of Ceregene for the years ended December 31, 2012 and 2011

99.2	Unaudited Condensed Financial Statements of Ceregene for the six months ended June 30, 2013 and 2012

99.3	Unaudited Condensed Pro Forma Combined Financial Statements

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO BIOSCIENCES, INC.

By:	/s/ Edward O. Lanphier II
Name: Edward O. Lanphier
Title: President, Chief Executive Officer

Dated: December 6, 2013